UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2005

FEDERATED DEPARTMENT STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13536 (Commission File Number)	13-3324058 (I.R.S. Employer Identification No.)

7 West Seventh Street
Cincinnati, Ohio	45202

and

151 West 34th Street
New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 579-7000; (212) 494-1602

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On May 27, 2005, Federated Department Stores, Inc., a Delaware corporation (“Federated”), and The May Department Stores Company, a Delaware corporation (“May”), issued a press release announcing that the registration statement relating to the merger of Federated and May had been declared effective by the Securities and Exchange Commission and that Federated and May had each confirmed July 13, 2005 as the date of their respective stockholders’ meetings to consider the proposed merger. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description
99.1	Press release issued jointly by Federated Department Stores, Inc. and The May Department Stores Company, dated May 27, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

/s/ Dennis J. Broderick

	By:	Dennis J. Broderick Senior Vice President, General Counsel and Secretary

Date: May 27, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release issued jointly by Federated Department Stores, Inc. and The May Department Stores Company, dated May 27, 2005